Exhibit 10.1
                                        COMMERCIAL AIRCRAFT PROMISSORY NOTE

         I promise to pay you, at your address listed above, the PRINCIPAL sum of One Hundred Forty Three Thousand Nine Hundred and No/100 Dollars $ 143,900.00
 . INTEREST: I agree to pay interest on the outstanding principal balance from the date of this Note at the rate of 8.75% % per year until Paid in Full .
         Variable Rate: This rate may then change as stated below.
                  Index Rate: The future rate will be       N/A   the following
 index rate:
                                            N/A
                                            N/A
                   No Index: The future rate will not be subject to any internal or external index.
         It will be entirely in your control.
                   Frequency and Timing: The rate on this Note may change as
often as   N/A
         .
         A change in the interest rate will take effect       N/A       .
                   Limitations: During the term of this loan, the applicable
annual interest rate will
         not be more than      N/A    % or less than      N/A    %.
         Effect of Variable Rate: A change in the interest rate will have the following effect on the payments:
                   The amount of each scheduled payment will change.  The amount of the final payment will change.
ACCRUAL METHOD: You will calculate interest on a      365 Day      basis.
PAYMENTS: I agree to pay this Note on    084    payments.  The first payment
will be $
2,297.00    and will be due     December 05, 1998    .  A payment of
 $    2,297.00     will be
dye      monthly thereafter    .  The final payment of the entire unpaid
balance of principal and
interest will be due     November 05,2005     .


 ORIGINATION FEE: I have agreed to pay you an origination fee of $   200.00
                    , which will either be paid in cash upon execution of this Note, or be financed as a portion of the Principal.
                  RETURNED CHECK CHARGE: To the extent not prohibited by law, I agree to pay you $20.00 for each check presented for payment and dishonored because of insufficient funds or no account.
EFFECT OF PREPAYMENT: I may prepay this Note in full. However, no partial prepayment shall excuse or defer my subsequent payments of entitle me to a release of any collateral. Interest will cease to accrue on the amounts prepaid on the day actually credited by you. PAYMENTS APPLIED: All payments, including but not limited to regular payments or prepayments, received by you shall be applied first to costs, then to accrued interest and the balance, if any, to Principal except as otherwise required by law.
                  LATE CHARGE: If any installment payment under this Note is not paid within
                    10    days after the date of its scheduled due date, I
agree to pay you a late
                  charge of 5% of the late payment.
SECURITY: This Note is secured by the following type(s) (or items) of property (Collateral): 1972 CESSNA 421B N3AJ SERIAL #421B-0230 ALONG WITH DUAL COLLINS VHF20'S W/DUAL HEAD #1 COMS, DUAL COLLINS 51R-7A NAVS DUAL GS/VOR/LOC, KING KN 64 COUPLED BOTH NAVS DME, KING 800 ADF W/REMOTE HEAD RMI, TRIMBLE 2000 APPROACH GPS PLUS IFR CERTIFIED COUPLED HSI, COLLINS PN 101 HSI FULLY COUPLED, WILCOX 1012A W/ENCODER XPNDR, RCA WEATHER SCOUT II DIGITAL RADAR, MONROY ATD-100 AIR TRAFFIC DETECTOR TCAD, BENDIX M4C SYSTEM

AUTOPILOT SLAVED HSI FULLY COUPLED, PS ENGINEERING INTERCOM PM 1000 SYSTEM INTERCOM.

The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, ad whether or not held by a bailee for the benefit of the Owner or owners, all: accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above. A security interest in granted in the Collateral by the security agreement dated the same date as this Note. EVENTS OF DEFAULT:I shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):
         A. Failure by any party obligated on this Note or any other obligations I have with you to make payment when due; or
         B. A default or breach by me or any co-signer, endorser, surety, or guarantor under any of the terms of this Note or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to this Note or any other obligations I have with you; or
         C. The making or furnishing of any verbal or written representation, statement or warranty to you which is or becomes false or incorrect in any material respect by or on behalf of me, or any one of us, or any co-signer, endorser, surety or guarantor of this Note or any other obligations I have with you; or
         D. Failure to obtain or maintain the insurance coverages required by you, or insurance as is customary and proper for any collateral (as herein defined); or
         E. The death, dissolution or insolvency of, the appointment of a receiver by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, or any one of us, or any co-signer, endorser, surety or guarantor of this Note or any other obligations I have with you; or
         F. A good faith belief by you at any time that you are insecure with respect to me, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that any collateral (as herein defined) is impaired; or
         G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
         H. A material adverse change in my business, including ownership, management, and financial conditions, which in your opinion, impairs any collateral or repayment of the Obligations; or
         I. A transfer of a substantial part of my money or property. REMEDIES ON DEFAULT: On or after the occurrence of an Event of Default, at the option of you, all or any part of the Principal and accrued interest on this Note, the Loan and all other
obligations which I woe you shall become immediately due and payable without notice or demand. You may exercise all rights and remedies provided by law, equity, this Note, any security agreement, any mortgage, deed of trust or similar instrument and any other security, loan, guaranty or surety agreements pertaining to this Note and all other obligations of me to you. You are entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Note. By choosing any remedy, you do not waive your right to an immediate use of any other remedy if the event of default continues or occurs again. ATTORNEYS' FEES:
Upon default of this Note, you may recover from me reasonable attorneys' fees incurred by you and the expenses to collect, enforce, and realize upon any Collateral. Such reasonable attorneys' fees shall include, without limitation, paralegal fees. Any such reasonable attorneys' fees shall be added to the principal amount of this Note and shall accrue interest at the same rate as this Note. Such recovery will be to the extent not prohibited by law. WAIVER AND CONSENT BY BORROWER AND OTHER SIGNERS: Regarding this Note, to the extent not prohibited by law, I and any other signers:
         A. Waive protest, presentment for payment, demand, notice of acceleration, notice of intent to accelerate and notice of dishonor.
         B. Consent to any renewals and extensions for payment on this Note, regardless of the number of such renewals or extensions.
         C. Consent to your release of any borrower, endorser, guarantor, surety, accommodation maker or any other co-signer.
JOINT AND SEVERAL: I, and any one of us, or any other signers shall be jointly and severally liable under this Note. ARBITRATION: All disputes, claims or controversies arising from or relating to this Loan or the relationships which result from this Loan or the validity of this arbitration clause or the entire Loan shall be resolved by binding arbitration by one arbitrator selected by you with my consent. This Arbitration agreement is made pursuant to a judgment upon the award rendered may be entered in any court having jurisdiction. The parties agree and understand that they choose arbitration instead of litigation to resolve disputes. The parties understand that they have a right or opportunity to litigate disputes through a court, but that they prefer to resolve their disputes through arbitration, except as provided herein. THE PARTIES VOLUNTARILY AND KNOWINGLY WAIVE ANY RIGHT THEY HAVE TO A JURY TRIAL, EITHER PURSUANT TO ARBITRATION UNDER THIS CLAUSE OR PURSUANT TO A COURT ACTION BY YOU (AS PROVIDED HEREIN). The parties agree and understand that all disputes arising under case law, statutory law and all other laws including, but not limited to, all contract, tort and property disputes will be subject to binding arbitration in accord with this Arbitration agreement. The parties agree ad understand that the arbitrator shall have all powers provided by the law and the agreement of the parties. These powers shall include all legal an equitable remedies including, but not limited to, money damages, declaratory relief and injunctive relief. Notwithstanding anything hereunto the contrary, you retain an option to use judicial or non-judicial relief to enforce a security agreement relating to any collateral secured in a transaction underlying this Arbitration agreement to enforce the monetary obligation secured by any collateral or to replevy any Collateral. Such judicial relief would take the form of a lawsuit. The institution and maintenance of an action for judicial relief in a court to replevy any security or collateral, to obtain a monetary judgment or enforce the security agreement shall not constitute a waiver of the right of any party to compel arbitration regarding any other dispute or remedy subject to arbitration in this agreement, including the filing of a counterclaim in a suit brought by you pursuant to this provision.

GENERAL PROVISIONS:
         A. NO WAIVER BY LENDER. Your course of dealing, or your forbearance from, or delay in, the exercise of any of this Note, or other loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.
         B. AMENDMENT. The provisions contained in this Note may not be amended, except through a written amendment which is signed by you and me.
         C. INTEGRATION CLAUSE. This written Note and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
         D. FURTHER ASSURANCES. Upon your request I agree to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by you to secure this Note or confirm any lien.
         E. GOVERNING LAW. This Note shall be governed by the laws of the State of
                  Minnesota, provided that such laws are not otherwise preempted by federal laws and regulations. This Note has been delivered to Lender and accepted by Lender in the State of Minnesota.
         F. FORUM AND VENUE. In the event of litigation pertaining to this Note, the exclusive forum, venue and place of jurisdiction shall be in the State of Minnesota, unless otherwise designated in writing by you or otherwise required by law.
         G. NOTICE. All notices under this Note must be in writing. Any notice given by you to me, hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to me at the address indicated below my name on page one of this Note. Any notice given by me to you hereunder will be effective upon receipt by you at the address indicated below your name on page one of this Note. Such addresses may be changed by written notice to the other party.
SIGNATURES:  I AGREE TO THE TERMS OF THIS NOTE (INCLUDING THOSE OF
PAGES 1, 2 AND 3).
I have received a copy of today's date.

Date:


                                                     For:SVETLANA AVIATION
(Individual Borrower)
 (Corporation, Partnership or Limited Liability Company Borrower - Legal Name)


                                                     By:
(Individual Borrower)                                JEHU HAND


                                                     Its:PRESIDENT
                           (Authorized Officer, General Partner or member)

                                      COMMERCIAL AIRCRAFT SECURITY AGREEMENT

OBLIGATIONS DEFINED:  The term "Obligations" is defined as
 and includes the following:
         A.       A Note, Loan No.                    , (Note) dated the same
date as this Security
                  Agreement and executed by Svetlana Aviation (Debtor) payable in monthly payments to your order, which evidences a loan
                  (Loan) to me in the amount of $
                    143,900.00     , plus interest, and all extensions,
 renewals, modifications or
                  substitutions thereof.
         B. All future advances by you to me, to any one of us or to any one of us and others (and all other obligations referred to in the subparagraph(s) below, whether or not this Agreement is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness).
         C. All additional sums advanced, and expenses incurred, by you for the purpose of insuring, preserving or otherwise protecting the Collateral (as herein defined) and its value, and any other sums advanced, and expenses incurred by you pursuant to this Agreement, plus interest at the same rate provided for in the Note computed on a simple interest method.
COLLATERAL: To secure the Obligations and in consideration of the Loan, I hereby grant, convey and transfer to you a continuing security interest to secure the Obligations in the following type(s) (or items) of property (Collateral), whether now owner or hereafter acquired:

1972 CESSNA 421B N3AJ SERIAL #421B-0230 ALONG WITH DUAL COLLINS VHF20'S W/DUAL HEAD #1 COMS, DUAL COLLINS 51R-7A NAVS DUAL GS/VOR/LOC, KING KN 64 COUPLED BOTH NAVS DME, KING 800 ADF W/REMOTE HEAD RMI, TRIMBLE 2000 APPROACH GPS PLUS IFR CERTIFIED COUPLED HSI, COLLINS PN 101 HSI FULLY COUPLED, WILCOX 1012A W/ENCODER XPNDR, RCA WEATHER SCOUT II DIGITAL RADAR, MONROY ATD-100 AIR TRAFFIC DETECTOR TCAD, BENDIX M4C SYSTEM AUTOPILOT SLAVED HSI FULLY COUPLED, PS ENGINEERING INTERCOM PM 1000 SYSTEM INTERCOM.

The term "Collateral" further includes, but is not limited to, the following property, whether now owned or hereafter acquired, and whether or note held by a bailee for my benefit, all" accessions, accessories, additions, fittings, increases, insurance benefits and proceeds, parts, products, profits, renewals, rents, replacements, special tools and substitutions, together with all books and records pertaining to the Collateral and access to the equipment containing such books and records including computer stored information and all software relating thereto, plus all cash and non-cash proceeds and all proceeds of proceeds arising from the type(s) (items) of property listed above.

Pertaining to the portion of the Collateral that is titled under federal or state law, the term Collateral" shall further include, wherever located, the original evidences of title or ownership, whether evidenced by a certificate of title or ownership, registration, a manufacturer's statement of origin or otherwise. I agree to surrender such evidences of title and to properly execute all documents as necessary to reflect your security interest in such portion of the Collateral.

LOCATION OF THE COLLATERAL:  The location of the Collateral is given for the purpose
of aiding in my identity and, only to the extent necessary, aiding in the identification of the
Collateral.  It does not in any way limit the scope of the security interest granted to you.  I shall
notify you in writing prior to any change in location of any of the Collateral.
  Except as
otherwise provided in this Agreement, the Collateral will be located at :
JOHN WAYNE

AIRPORT SANTA ANA, CA 92707 COUNTY - ORANGE . So long as I am not in default under this Agreement, the aircraft portion of the Collateral may be moved as necessary during ordinary use; however, it may not be removed or taken out of state permanently or out of the United States of America without your prior written consent.

USE OF THE COLLATERAL:  I represent and warrant that the Collateral will be used solely
(or primarily) for        Business Use       .

OTHER CLAIMS: Except for the security interest granted in this Agreement, I represent, warrant and covenant that I am the exclusive owner of the Collateral which now is and will continue to be free from any disclosed in writing to you, prior to any advance on the Loan; and
         A.       I have the right and authority to make this Agreement.
         B. I will defend the Collateral against all claims of all persons claiming any interest in it.
         C. The execution and delivery of this Agreement will not violate any agreement governing me or to which I am a party.
TRANSFER OF COLLATERAL: I will not sell, offer to sell, lease, or otherwise transfer or encumber the Collateral or any interest in the Collateral without your prior written consent which I agree may be reasonably withheld without regard to the creditworthiness of any buyer or transferee. I agree further that I will not sell, offer to sell, lease, or otherwise encumber the Collateral or any interest in the Collateral, to insiders, principals, competitors, and dealers in the same line of goods or business, without your prior written consent. I will not permit the Collateral to be the subject of any court order affecting my rights to the Collateral in any action by any person other than you. TAXES: I will pay when due all taxes and assessments which may be levied or assessed against me or against the Collateral, including but not limited to sales taxes, use taxes, personal property taxes, documentary stamp taxes, franchise taxes, income taxes, withholding taxes, FICA taxes and unemployment taxes. I covenant that I will provide timely proof of payment of such taxes and assessments, at least quarterly and also upon your request. INSURANCE: I will keep the insurable portion of the Collateral at all times insured against risk of loss or damage by fire (including so-called extended coverage), theft and all other casualties, all in such amounts, under such forms of policies, upon such terms, for such periods, and written by such companies as you may approve. I shall arrange for you to be named and endorsed as lender loss payee on any such policy. Losses in all cases shall be payable to you, as Lender, and me as both of our interests may appear on this policy. You may collect the proceeds (or rebates of unearned premiums) on any insurance policy insuring the Collateral. You will apply such proceeds toward what is owed on the Obligations. In the event of any loss, you may require additional security or assurance of payment of the secured obligation as a condition of permitting any insurance benefits to be used for repair or replacement of the Collateral. I shall maintain the insurance required hereunder until the Obligations are paid in full. All such policies of insurance shall provide for at least thirty (30) days prior written notice to you of amendment or cancellation and shall contain a standard breach of warranty endorsement in your favor. I shall furnish you with certifications of such insurance or other evidence satisfactory to you as to compliance with the provisions of this section. I hereby authorize you to act, at your option, as attorney-in-fact for me in acquiring, making, adjusting, or settling claims under or canceling such insurance and endorsing my name on any drafts, checks or other instruments drawn by insurers of the Collateral.

AIRCRAFT INSURANCE: In addition to the above insurance requirements and provisions, I will procure and maintain hull and liability insurance on the aircraft portion of the Collateral in amounts and with insurers acceptable to you. All such insurance shall be written under the standard "all risks, ground and flight" form, shall provide for at least thirty (30) days prior written notice to you of any amendment of cancellation and shall contain a standard breach of warranty endorsement in your favor. CONDITION OF THE COLLATERAL: I represent, warrant and covenant that the Collateral is in good condition. I agree that I will immediately notify you of any loss or damage to the Collateral. I will not cause or permit waste or destruction of the Collateral. I hereby authorize you to examine the Collateral wherever located at any time during ordinary business hours, upon reasonable notice or at any other reasonable time. Pertaining to the aircraft portion of the Collateral, I shall maintain the aircraft in good repaid and airworthy maintenance, overhauls, condition, use and operation of the aircraft. Pertaining to the tangible property portions of the Collateral, I, at my expense, will keep it in good condition and replace and repair, in a timely manner, all parts of the Collateral as may be worn out or damaged without allowing any lien to be created upon the Collateral. LENDER'S DUTY TO ACT: Your duty, with reference to the Collateral and any books and records pertaining to the Collateral, shall be solely to use reasonable care in the custody and preservation of the Collateral and such books and records in your possession, which shall not include any steps necessary to preserve rights against prior parties nor the duty to send notices, perform services or take any action in connection with the management of the Collateral nor the duty to protect, preserve or maintain any security interest given to others by me or other parties. You shall be under no duty to exercise or to withhold the exercise or to withhold the exercise of any of the rights, remedies, powers, privileges and options expressly or impliedly granted to you in this Agreement, and you shall not be responsible or liable for any delay or failure to exercise such rights. POSSESSION: Until default, I may have possession of any Collateral not delivered or to be delivered to you and use it in any lawful manner not inconsistent with this Agreement or any policy of insurance. Upon default you shall have immediate right to possession of such Collateral. VIOLATIONS OF LAW: I shall not use the Collateral in violation of any municipal, state or federal law or regulation nor in violation of any order of any governmental regulatory agency. CORPORATE WARRANTIES AND REPRESENTATIONS:
If I am a corporation, I make to you the following warranties and representations which shall continue so long as the Obligations remain outstanding:
         A. I am a corporation which is duly organized and validly existing in the state of incorporation as represented in the Debtor's box on page one.
 I am in good
                  standing under the laws of all states in which I transact
business.  I have corporate
                  power and authority to own the Collateral and to carry
 on my business as now
                  being conducted.  I am qualified to do business in every
jurisdiction in which the
                  nature of my business or my property make such
qualification necessary.  I am in
                  compliance with all laws, regulations, ordinances and orders of public authorities
                  applicable to me.
         B.       The execution, delivery and performance of this Agreement
 by me and the
                  borrowing evidenced by the Note: (1) are within my corporate powers; (2) have
                  been duly authorized by all requisite corporation action;
(3) have received all
                  necessary  governmental  approval;  (4) will not  violate  any provision  of law,  any order of any court or other  agency of government or my Articles of Incorporation or Bylaws;  and (5)
                  will not violate any provision of any indenture,  agreement or other instrument to which I am a party or to which I am or any of my property is  subject,  including  but not limited to any provision  prohibiting the creation or imposition of any lien, charge or encumbrance of any nature  whatsoever upon any of my property or assets.  The Note and this Agreement when executed and  delivered  by me will  constitute  my  legal,  valid  and
                  binding   obligations,   and  the  legal,  valid  and  binding
                  obligations of the other obligors named therein, if any, in accordance with their respective terms.
         C.       All other information,  reports,  papers and data given to you with respect to me or to others obligated under the terms of this Agreement are accurate and correct in all material respects and complete insofar as completeness may be necessary to give you a true and accurate knowledge of the subject matter.
         D.       I have not changed my name  within the last six years,  unless otherwise disclosed in writing; other than the trade names or fictitious names actually disclosed to you prior to execution of this Agreement, I use no other names; and until the Obligations shall have been paid in full, I hereby covenant and agree to preserve and keep in full force and effect my existing name, corporate existence, rights, franchises and trade names, and to continue the operation of my business in the ordinary course.
CHANGE OF NAME OR ADDRESS: I shall notify you in writing prior to any change in my name or, if any organization, any change in identity or structure. I also will notify you in writing prior to any change in my address.
EVENTS OF DEFAULT: I shall be in default upon the occurrence of any of the following events, circumstances or conditions (Events of Default):

         A. Failure by any party obligated on the Obligations to make payment when due; or
         B. A default or breach by me or any co-signer, endorser, surety, or guarantor under any of the terms of this Agreement, the Note, or the loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guarantying, securing or otherwise relating to the Obligations; or
         C. The making or furnishing or any verbal or written representation, statement or warranty to you which is or becomes false or incorrect
 in any material respect by
                  or on behalf of me, any one of us, or any co-signer,
 endorser, surety or guarantor
                  of the Obligations; or
         D. Failure to obtain or maintain the insurance coverages required by you or on behalf of, the assignment for the benefit of creditors by or on behalf of, the voluntary or involuntary termination of existence by, or the commencement of any proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition or debtor relief law by or against me, any one of us, or any co-signer, endorser, surety or guarantor of the Obligations; or
         F. A good faith belief by you at any time that you are insecure with respect to me, or any co-signer, endorser, surety or guarantor, that the prospect of any payment is impaired or that the Collateral (as herein defined) is impaired; or
         G. Failure to pay or provide proof of payment of any tax, assessment, rent, insurance premium, escrow or escrow deficiency on or before its due date; or
         H.       A material adverse change in my business, including
ownership, management, and
                  financial conditions, which in your opinion, impairs the Collateral or repayment of the Obligations; or
         I. A transfer of a substantial part of my money or property. REMEDIES ON DEFAULT: At your option, all or any part of the principal and accrued interest on the Note and the Obligations shall become immediately due and payable without notice or demand, upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, you shall be entitled to all of the remedies provided by law, the Note and any related loan documents. You are entitled to all rights and remedies provided at law or equity whether or not expressly stated in this Agreement. By choosing any remedy, you do not waive your right to an immediate use of any other remedy if the event of default continues or occurs again. You shall have all the remedies of a secured party under Article 9 of the Minnesota Uniform Commercial Code; all other Minnesota laws; this Agreement; any instrument evidencing the Obligations; and any other applicable security, loan, guaranty or surety agreements pertaining to the Obligations. You may require me to assemble all or any portion of the Collateral and make it available to you at a place to be designated by you which is reasonably convenient to both parties. You shall have the right to enter and/or remain upon my premises, or any other place where any of the Collateral is located and kept to:
         A.       Remove Collateral therefrom to the premises chosen by
you or any agent of yours
                  for such time as you may desire in order to maintain,
sell the Collateral and/or
                  liquidate the Collateral; or
         B. Use such premises together with my materials, supplies, books, and records to maintain possession and/or the condition of the
                  Collateral   and  to  prepare  the   Collateral  for  selling,
                  liquidating,   or  collecting  and  to  conduct  the  selling,
                  liquidating or collecting.
But in doing so you may not breach the peace or unlawfully enter onto my premises. EXPENSES ARISING FROM DEFAULT: The following reasonable expenses relating to default and collection shall be secured by this Agreement and added to the Obligations:
         A. Expenses for taking, holding, preparing for sale, or selling the Collateral, or similar expenses:
         B. Advances made for the above purposes and advances relating to the Collateral made on my behalf as permitted herein; and
         C. Reasonable attorneys' fees, paralegal fees and other legal expenses to the extent not prohibited by law, including, but not limited to, any such fees, costs, and expenses incurred in or related to the collecting, protecting and enforcing of liabilities, any negotiations or legal proceedings, including, but not limited to, any bankruptcy proceedings, or any actions in or related to any bankruptcy proceedings.
RESTRICTIONS ON SALE OR DISPOSITION: I acknowledge that a state or federal law or regulation may restrict your sale or disposition of certain portions of the Collateral. As a result, such restriction may cause the Collateral to have less value than it otherwise would have had. In all cases, however, any such sale or disposition will be held in accordance with applicable Minnesota and federal laws and regulations. PROTECTION OF COLLATERAL: You are hereby appointed as the attorney-in-fact for me to do anything, at your option, you deem reasonably necessary to perfect your security interest in the Collateral and to protect the Collateral and to continue your security interest in the Collateral, including, but not limited to, the following:
         A. Pay and discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral;
         B. Pay any rents or other charged under any lease affecting the Collateral;
         C. Place and pay for insurance on the Collateral (which insurance may be limited to single interest insurance at your sole discretion);
         D. Order and pay for the repair, maintenance and preservation of the Collateral; or
         E. To sign, when permitted by law, and file any financing statements on my behalf and to pay for filing, registration and recording fees at my expense, pertaining to the Collateral.
DURATION OF SECURITY INTEREST: This Agreement shall continue in full force and effect and the security interest granted herein and all of my representations, warranties, covenants and agreements and all of the terms, conditions and provisions relating thereto shall continue to be fully operative until (a) I shall have paid or caused to be paid, or otherwise discharged, all of the Obligations to you and (b) there shall be no remaining obligation of you to advance funds to me under any loan agreement or credit agreement or otherwise. RELEASES BY LENDER: I agree that you may, without notice and without releasing any of the obligations of any of the remaining parties:
         A.       Release any security interest for the Obligations; or
         B.       Release and of the Collateral; or
         C. Release any party to the Obligations, any guaranty or this Agreement.
GENERAL WAIVER BY OWNER: I hereby waive and release you from all claims for loss or damage caused by any act or omission of you, your officers, directors, employees or agents.
GENERAL PROVISIONS:
         A. NO WAIVER BY LENDER. Your course of dealing, or your foreberance from, or delay in, the exercise of any of your rights, remedies, privileges or right to insist upon my strict performance of any provisions contained in this Agreement, or other loan documents, shall not be construed as a waiver by you, unless any such waiver is in writing and is signed by you.
The execution of this Agreement
                  shall not impair any other security you may have or acquire in the future for the
                  Obligations. The taking of any other security or the releasing of any security for the Obligations shall not impair this Agreement. You may resort to any security you may have for the Obligations in any order you may deem proper.
         B. AMENDMENT. The provisions contained in this Agreement may not be amended, except through a written amendment which is signed by me and you.
         C. INTEGRATION CLAUSE. This written Agreement and all documents executed concurrently herewith, represent the entire understanding between the parties as to the Obligations and may not be contradicted represent the entire understanding between the parties as to the Obligations and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties.
         D. FURTHER ASSURANCES. I, upon your request, agree to execute, acknowledge, deliver and record or file such further instruments or documents as may be required by you to secure the Note or confirm any lien.
         E. GOVERNING LAW. This Agreement shall be governed by the laws of the State of Minnesota, provided that such laws are not otherwise preempted by federal laws and regulations. This Agreement has been delivered to Lender and accepted by Lender in the State of Minnesota.
         F. FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue and place of jurisdiction shall be in the State of
                  Minnesota, unless otherwise designated in writing by you or otherwise required by law.
         G. NOTICE. All notices under this Agreement must be in writing. Any notice given by you to me hereunder will be effective upon personal delivery or 24 hours after mailing by first class United States mail, postage prepaid, addressed to me at the address indicated below my name on page one of this Agreement. Any notice given by me to you hereunder will be effective upon receipt by you at the address indicated below your name on page one of this Agreement. Such addresses may be changed by written notice to the other party.

SIGNATURES: I AGREE TO THE TERMS OF THIS SECURITY AGREEMENT. I have received a copy on today's date.

Date:October 23, 1998


                                                     For:SVETLANA AVIATION
(Individual Borrower)
(Corporation, Partnership or Limited Liability Company Borrower - Legal Name)


                                                     By:
(Individual Borrower)                                JEHU HAND


                                                     Its:PRESIDENT
                            (Authorized Officer, General Partner or member)

                                                INDIVIDUAL GUARANTY



TO: GREEN TREE FINANCIAL SERVICING CORPORATION or its subsidiary (hereinafter "Green Tree")

RE:      SVETLANA AVIATION (hereinafter "Buyer")
         3336 Harrison Avenue, Suite 121
         Butte, MT 59101

         To induce Green Tree to provide financing as set forth in the Commercial Aircraft Promissory Note and Commercial Aircraft Security Agreement ("Contract") dated OCTOBER 23, 1998 (the "Contract"), between MISSISSIPPI EXECUTIVE AIRCRAFT COMPANY as Seller, and SVETLANA AVIATION as Buyer, I the undersigned Guarantor, hereby guarantee to Green Tree performance of all debts or obligations of which the Buyer owe Green Tree under the Contract.

         Each Guarantor agrees that should the Buyer breach any or all terms and conditions contained in the Contract, all duties and obligations of the Buyer for said breach shall apply to the Guarantor.

         The liability of each Guarantor hereunder is direct and unconditional in the case of a breach by the Buyer and may be enforced without requiring Green Tree first to resort to any right, remedy or security. Nothing shall discharge or satisfy the liability of the Guarantor hereunder except the full payment and performance of all of the Buyer's debts and obligations to Green Tree.

         Each Guarantor agrees that none of the Guarantor can avail himself/herself of any defense whatsoever which Buyer may have against Green Tree other than the payment of the debts or obligations. Each Guarantor hereby for himself/herself, his/her heirs, guarantors at law or in equity other than the payment of said Contract.

         Notice of acceptance of this Guaranty, of any adverse change in Buyer's financial condition or of any other fact which might materially increase the Guarantor's risk is hereby waived. The extension of time of payment, performance of agreements or obligations or any other indulgence may be granted to Buyer without notice to Guarantor, and all settlements and compromises made in good faith with Buyer shall be binding upon each Guarantor. Each Guarantor hereby waived any and all right to a trial by jury in any action or proceeding arising out of or based upon this Guaranty.

         In the event of default in the performance of this Guaranty, the Guarantor agree to pay all reasonable court costs, attorneys' fees and other expenses paid or incurred by Green Tree in the enforcement hereof.

         This Guaranty constitutes the entire agreement and no waivers or modification shall be valid unless in writing and signed by Green Tree and the Guarantor.

         This   Guaranty   shall  be   binding   upon  the   heirs,   executors,
administrators, successors and assigns of each of the undersigned and shall inure to the benefit of Green Tree's successors and assigns.


Dated:   OCTOBER 23, 1998


JEHU HAND



(Guarantor's Signature)